UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2013

Date of reporting period:	January 1, 2013 — June 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|13

Semiannual report

Putnam VT Voyager Fund

Putnam Investments

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have exhibited volatility recently, as the U.S. Federal Reserve indicated that it may begin to reduce its quantitative easing program later this year if current positive trends continue. With this news, long-term interest rates jumped from historic lows and stocks fell, with the U.S. equity market in June posting a monthly loss for the first time this year. International markets, facing a range of issues, also declined.

While the Fed’s announcement initially made investors skittish, we are encouraged that the central bank is seeing steady economic growth and low inflation. These conditions have helped lift equity market averages to near all-time highs, and a continuation of current trends could be supportive for investments. The Fed has said that any tapering will be done in a way that does not threaten the economic recovery.

We believe Putnam’s fundamentally oriented investment approaches are well suited for today’s market environment. By conducting in-depth company and industry research, and through astute analysis of key market and policy-related risks, Putnam’s portfolio managers and research analysts are committed to finding the most attractive opportunities for investors. Integrating new thinking into time-tested strategies may prove particularly beneficial as the economy moves into the next stage of the current recovery.

We believe that, when combined with the guidance of a financial advisor who can help you develop a portfolio that matches your individual goals and tolerance for risk, Putnam’s emphasis on innovative thinking, active investing, and risk management can serve shareholders well.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

Performance summary (as of 6/30/13)

Investment objective

Capital appreciation

Net asset value June 30, 2013

Class IA: $40.66	Class IB: $40.35

Total return at net asset value
			Russell 1000
(as of 6/30/13)‡	Class IA shares*	Class IB shares†	Growth Index

6 months	12.65%	12.50%	11.80%

1 year	20.51	20.21	17.07

5 years	49.08	47.25	43.38
Annualized	8.31	8.05	7.47

10 years	87.61	82.99	104.16
Annualized	6.49	6.23	7.40

Life	919.43	869.92	826.33
Annualized	9.57	9.35	9.18

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

‡ Recent performance may have benefited from one or more legal settlements.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are represented as a percentage of the fund’s net assets. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

* The unclassified sector includes exchanged-traded funds and other securities not able to be classified by sector.

Putnam VT Voyager Fund 1

Report from your fund’s manager

Even with the volatility that occurred late in the period, equity markets delivered positive overall returns during the first half of 2013. What drove this performance?

Despite a late-period pullback, U.S. equities delivered strong performance for most of the semiannual period, with major equity indexes reaching record highs in the early months of the year. Many of the major tail risks haunting the global markets in previous periods — including the eurozone debt crisis, a fiscal policy stalemate in the U.S. Congress, and a dramatic slowdown in China — were not of overwhelming concern from a fundamental perspective, and growth momentum in the U.S. economy, sparked in large part by signs of a recovery in the housing market, continued its gradual acceleration during the period. The capital markets did experience a bit of a stumble in June, however, with a dramatic sell-off after Fed Chairman Ben Bernanke suggested the central bank might begin tapering its stimulus program later this year if the U.S. economy were to continue its gradual recovery. U.S. equities outperformed their non-U.S. counterparts during the period, and cyclical sectors tended to provide more opportunity than defensive sectors, as investors continued to focus on fundamentals.

How did the fund perform during the six months ended June 30, 2013?

The fund posted a solid, double-digit return for the period, outperforming the broad universe of large-cap growth stocks represented by the fund’s benchmark, the Russell 1000 Growth Index. As always, I strive to construct a portfolio with higher expected growth rates for earnings and cash flow than those of the benchmark, but to do so without paying too much for that growth. From a sector perspective, top contributors to performance included stock selection within financials, consumer discretionary, health care, and industrials.

Despite the market’s advance and subsequent correction during the period, I do not plan to materially change this focus. When holdings appreciate substantially, I often choose to trim positions and redeploy profits elsewhere. But I also have found that the market has tended to reward stocks that offer yield and perceived safety; therefore, I believe that I am still able to find exploitable opportunities in cyclical stocks that offer a combination of attractive valuations and solid growth prospects.

Do any particular sectors appeal to you at this point?

I find the information technology sector intriguing at the moment, as I believe it offers a large and diverse array of companies, many of which are available at what I consider to be attractive valuations. I don’t make top-down sector bets, but rather select individual stocks from a fundamental, bottom-up perspective. I believe there are a number of technology companies with strong growth potential that have lagged the market, and those that have solid cash-flow generation or high levels of cash on their balance sheets are quite appealing to me.

What is your outlook as we enter the second half of 2013?

My outlook for U.S. equities is a bit less bullish than it had been, due to the fact that there are not as many easily exploitable dislocations in the growth stock universe, in my estimation. As for risks, I believe that most of the potential problems for U.S. equities have been tied to global macroeconomic factors — a crisis somewhere in the world or economic struggles in China or Europe — but these concerns appear to be much less prevalent than they were a few quarters ago. I remain optimistic that equities still have the potential to move higher. It would be unusual for the market to peak at this point, I believe, when there has been relatively little interest in equities on the part of many investors. I would argue that, at best, there have been reluctant moves toward equities. As an active manager who is focused on bottom-up stock selection and fundamental research, I look forward to seeking opportunities in this environment.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Your fund’s manager

Portfolio Manager Nick C. Thakore is Co-Head of U.S. Equities at Putnam. He joined Putnam in 2008 and has been in the investment industry since 1993.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Voyager Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2013, to June 30, 2013. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/13		for the 6 months ended 6/30/13

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$3.80	$5.11	$3.61	$4.86

Ending value
(after expenses)	$1,126.50	$1,125.00	$1,021.22	$1,019.98

Annualized
expense ratio	0.72%	0.97%	0.72%	0.97%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/13. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Voyager Fund 3

The fund’s portfolio 6/30/13 (Unaudited)

COMMON STOCKS (93.5%)*	Shares	Value

Aerospace and defense (3.5%)
European Aeronautic Defence and Space Co. NV
(France)	79,116	$4,207,000

Honeywell International, Inc.	103,800	8,235,492

L-3 Communications Holdings, Inc.	14,806	1,269,466

Precision Castparts Corp.	18,900	4,271,589

Raytheon Co.	12,000	793,440

United Technologies Corp.	92,600	8,606,244

		27,383,231
Airlines (0.5%)
Delta Air Lines, Inc. †	199,070	3,724,600

		3,724,600
Auto components (1.7%)
Bridgestone Corp. (Japan)	55,800	1,901,953

Goodyear Tire & Rubber Co. (The) †	101,627	1,553,877

Johnson Controls, Inc.	130,351	4,665,262

TRW Automotive Holdings Corp. †	35,300	2,345,332

Valeo SA (France)	45,934	2,873,693

		13,340,117
Automobiles (1.5%)
Daimler AG (Registered Shares) (Germany)	28,065	1,696,303

Fiat SpA (Italy) †	367,377	2,546,139

General Motors Co. † S	65,900	2,195,129

Toyota Motor Corp. (Japan)	51,100	3,085,484

Yamaha Motor Co., Ltd. (Japan)	174,800	2,265,188

		11,788,243
Beverages (0.5%)
Beam, Inc.	25,000	1,577,750

Coca-Cola Enterprises, Inc.	67,300	2,366,268

		3,944,018
Biotechnology (3.9%)
Celgene Corp. †	101,900	11,913,129

Cubist Pharmaceuticals, Inc. †	25,400	1,226,820

Dendreon Corp. † S	207,000	852,840

Gilead Sciences, Inc. †	312,300	15,992,883

Vertex Pharmaceuticals, Inc. †	11,100	886,557

		30,872,229
Building products (1.0%)
Daikin Industries, Ltd. (Japan)	43,300	1,750,969

Fortune Brands Home & Security, Inc.	83,400	3,230,916

Owens Corning, Inc. †	71,477	2,793,321

		7,775,206
Capital markets (2.2%)
Charles Schwab Corp. (The)	286,300	6,078,149

Greenhill & Co., Inc.	23,800	1,088,612

KKR & Co. LP	139,190	2,736,475

Morgan Stanley S	245,200	5,990,236

UBS AG (Switzerland)	69,894	1,187,381

		17,080,853
Chemicals (4.2%)
Axiall Corp.	62,200	2,648,476

Celanese Corp. Ser. A	58,345	2,613,856

HB Fuller Co.	31,300	1,183,453

Huntsman Corp.	143,682	2,379,374

LyondellBasell Industries NV Class A	96,000	6,360,960

Monsanto Co.	83,300	8,230,040

Solvay SA (Belgium)	8,445	1,104,782

Tronox, Ltd. Class A S	448,408	9,035,421

		33,556,362

COMMON STOCKS (93.5%)* cont.	Shares	Value

Commercial banks (1.0%)
BNP Paribas SA (France)	14,917	$815,016

Credicorp, Ltd. (Peru) S	18,900	2,418,444

Grupo Financiero Banorte SAB de CV (Mexico)	165,200	986,805

Societe Generale SA (France)	23,043	784,629

UniCredit SpA (Italy)	622,154	2,909,300

		7,914,194
Commercial services and supplies (0.8%)
ADT Corp. (The) †	53,500	2,131,975

KAR Auction Services, Inc.	37,564	859,089

Tyco International, Ltd.	103,620	3,414,279

		6,405,343
Communications equipment (3.4%)
Arris Group, Inc. †	111,200	1,595,720

Cisco Systems, Inc.	122,193	2,970,512

Polycom, Inc. †	470,812	4,962,358

Qualcomm, Inc.	286,191	17,480,546

		27,009,136
Computers and peripherals (8.7%)
Apple, Inc.	131,289	52,000,947

Asustek Computer, Inc. (Taiwan)	147,000	1,257,630

EMC Corp. †	611,200	14,436,544

Hewlett-Packard Co. S	52,600	1,304,480

		68,999,601
Construction materials (0.1%)
HeidelbergCement AG (Germany)	16,196	1,088,951

		1,088,951
Consumer finance (0.3%)
Capital One Financial Corp. S	8,646	543,055

Mahindra & Mahindra Financial Services, Ltd. (India)	185,483	808,568

SLM Corp.	34,500	788,670

		2,140,293
Containers and packaging (0.4%)
MeadWestvaco Corp.	94,000	3,206,340

		3,206,340
Diversified financial services (2.2%)
Citigroup, Inc.	82,300	3,947,931

CME Group, Inc.	77,600	5,896,048

ING Groep NV GDR (Netherlands) †	187,088	1,709,553

JPMorgan Chase & Co.	107,450	5,672,286

		17,225,818
Electrical equipment (0.8%)
Eaton Corp PLC	67,800	4,461,918

Shanghai Electric Group Co., Ltd. (China)	4,494,000	1,495,486

		5,957,404
Electronic equipment, instruments, and components (0.2%)
Hon Hai Precision Industry Co., Ltd. (Taiwan)	621,000	1,526,556

		1,526,556
Energy equipment and services (4.4%)
Ezion Holdings, Ltd. (Singapore)	1,058,000	1,757,439

Halliburton Co.	325,279	13,570,640

McDermott International, Inc. †	560,900	4,588,162

Nabors Industries, Ltd. S	96,100	1,471,291

Petrofac, Ltd. (United Kingdom)	209,223	3,824,969

Rowan Cos. PLC †	49,200	1,676,244

Schlumberger, Ltd.	100,025	7,167,792

Weatherford International, Ltd. †	62,800	860,360

		34,916,897
Food and staples retail (0.3%)
CP ALL PCL (Thailand)	1,753,500	2,204,949

		2,204,949
Food products (0.2%)
Mead Johnson Nutrition Co.	21,598	1,711,210

		1,711,210

4 Putnam VT Voyager Fund

COMMON STOCKS (93.5%)* cont.	Shares	Value

Health-care equipment and supplies (0.3%)
Baxter International, Inc.	38,200	$2,646,114

		2,646,114
Health-care providers and services (1.6%)
Catamaran Corp. †	46,464	2,263,726

Emeritus Corp. †	99,400	2,304,092

Express Scripts Holding Co. †	33,069	2,040,027

UnitedHealth Group, Inc.	90,435	5,921,684

		12,529,529
Hotels, restaurants, and leisure (2.7%)
Las Vegas Sands Corp.	43,300	2,291,869

Penn National Gaming, Inc. † S	38,100	2,013,966

Sands China, Ltd. (Hong Kong)	315,200	1,472,229

Starbucks Corp.	139,100	9,109,659

Thomas Cook Group PLC (United Kingdom) †	2,367,364	4,620,890

Vail Resorts, Inc. S	13,000	799,760

Wyndham Worldwide Corp.	21,200	1,213,276

		21,521,649
Household durables (1.1%)
PulteGroup, Inc. †	329,100	6,243,027

Sony Corp. (Japan)	102,400	2,166,638

Techtronic Industries Co. (Hong Kong)	240,500	571,436

		8,981,101
Household products (0.2%)
Colgate-Palmolive Co.	21,100	1,208,819

		1,208,819
Industrial conglomerates (0.6%)
Siemens AG (Germany)	34,832	3,519,518

Toshiba Corp. (Japan)	251,000	1,207,370

		4,726,888
Insurance (3.0%)
American International Group, Inc. †	87,300	3,902,310

Assured Guaranty, Ltd.	478,734	10,560,872

Genworth Financial, Inc. Class A †	358,000	4,084,780

MetLife, Inc.	68,800	3,148,288

Prudential PLC (United Kingdom)	137,701	2,263,755

		23,960,005
Internet and catalog retail (1.0%)
Amazon.com, Inc. †	7,400	2,054,906

HomeAway, Inc. † S	56,100	1,814,274

Priceline.com, Inc. †	4,503	3,724,566

		7,593,746
Internet software and services (8.7%)
eBay, Inc. †	295,745	15,295,931

Facebook, Inc. Class A †	560,276	13,928,461

Facebook, Inc. Class B † F	24,080	598,629

Google, Inc. Class A †	37,976	33,432,931

Yahoo!, Inc. †	118,100	2,965,491

Yandex NV Class A (Russia) †	103,058	2,847,493

		69,068,936
IT Services (2.9%)
Unisys Corp. † S	204,124	4,505,017

Visa, Inc. Class A S	101,900	18,622,225

		23,127,242
Leisure equipment and products (0.8%)
Brunswick Corp.	210,989	6,741,099

		6,741,099
Life sciences tools and services (0.6%)
Thermo Fisher Scientific, Inc. S	56,500	4,781,595

		4,781,595
Machinery (0.4%)
Cummins, Inc.	19,400	2,104,124

TriMas Corp. †	32,800	1,222,784

		3,326,908

COMMON STOCKS (93.5%)* cont.	Shares	Value

Media (3.0%)
CBS Corp. Class B	190,600	$9,314,622

Comcast Corp. Class A	165,815	6,944,332

DISH Network Corp. Class A	101,800	4,328,536

Liberty Global PLC Series C (United Kingdom) †	22,800	1,547,892

Twenty-First Century Fox, Inc. Class B	38,400	1,260,288

		23,395,670
Metals and mining (1.4%)
Argonaut Gold, Inc. †	59,920	324,184

AuRico Gold, Inc. (Canada)	106,436	466,549

Barrick Gold Corp. (Canada)	68,100	1,071,894

Centerra Gold, Inc. (Canada)	121,500	383,550

Coeur d’Alene Mines Corp. †	55,200	734,160

Freeport-McMoRan Copper & Gold, Inc. Class B
(Indonesia)	92,126	2,543,599

Glencore Xstrata PLC (United Kingdom)	889,346	3,699,644

IAMGOLD Corp. (Canada)	107,900	467,207

Iluka Resources, Ltd. (Australia)	84,178	759,998

Walter Energy, Inc. S	40,900	425,360

Yamana Gold, Inc. (Canada)	39,600	377,663

		11,253,808
Multiline retail (0.5%)
Macy’s, Inc.	77,400	3,715,200

		3,715,200
Oil, gas, and consumable fuels (4.1%)
Alpha Natural Resources, Inc. † S	206,946	1,084,397

Anadarko Petroleum Corp.	25,700	2,208,401

Energy Transfer Equity, L.P.	36,400	2,177,448

Genel Energy PLC (Jersey) †	99,241	1,383,953

Gulfport Energy Corp. †	43,000	2,024,010

HRT Participacoes em Petroleo SA (Brazil) †	571,645	663,527

Kodiak Oil & Gas Corp. †	231,700	2,059,813

Marathon Oil Corp.	188,869	6,531,090

Noble Energy, Inc.	28,600	1,717,144

QEP Resources, Inc.	42,000	1,166,760

Royal Dutch Shell PLC Class A (United Kingdom)	140,513	4,483,938

Suncor Energy, Inc. (Canada)	239,400	7,059,906

		32,560,387
Paper and forest products (0.5%)
International Paper Co.	97,300	4,311,363

		4,311,363
Personal products (0.8%)
Coty, Inc. Class A † S	132,970	2,284,425

Herbalife, Ltd. S	94,000	4,243,160

		6,527,585
Pharmaceuticals (4.7%)
AbbVie, Inc.	64,400	2,662,296

Actavis, Inc. †	43,300	5,465,326

Allergan, Inc.	56,700	4,776,408

Auxilium Pharmaceuticals, Inc. †	109,900	1,827,637

Eli Lilly & Co.	88,500	4,347,120

Jazz Pharmaceuticals PLC †	118,042	8,113,027

Pfizer, Inc.	35,146	984,439

Valeant Pharmaceuticals International, Inc. †	11,100	955,488

ViroPharma, Inc. † S	162,100	4,644,165

Warner Chilcott PLC Class A	166,200	3,304,056

Zoetis, Inc.	11,078	342,195

		37,422,157
Professional services (0.3%)
Nielsen Holdings NV	71,400	2,398,326

		2,398,326

Putnam VT Voyager Fund 5

COMMON STOCKS (93.5%)* cont.	Shares	Value

Real estate investment trusts (REITs) (0.6%)
American Tower Corp. Class A R	68,200	$4,990,194

		4,990,194
Real estate management and development (0.6%)
BR Malls Participacoes SA (Brazil)	499,500	4,465,917

		4,465,917
Semiconductors and semiconductor equipment (2.7%)
ASML Holding NV ADR (Netherlands)	5,400	427,140

Avago Technologies, Ltd.	48,200	1,801,716

Fairchild Semiconductor International, Inc. †	87,800	1,211,640

Micron Technology, Inc. †	553,631	7,933,532

NXP Semiconductor NV †	163,298	5,058,972

Samsung Electronics Co., Ltd. (South Korea)	2,484	2,915,422

SK Hynix, Inc. (South Korea) †	43,910	1,197,141

Texas Instruments, Inc.	24,100	840,367

		21,385,930
Software (1.7%)
Longtop Financial Technologies Ltd. ADR
(Hong Kong) † F	99,123	—

Microsoft Corp.	231,600	7,997,148

Oracle Corp.	137,561	4,225,874

VMware, Inc. Class A † S	22,500	1,507,275

		13,730,297
Specialty retail (3.9%)
Bed Bath & Beyond, Inc. † S	48,350	3,428,015

GameStop Corp. Class A S	87,100	3,660,813

Home Depot, Inc. (The)	59,700	4,624,959

Lowe’s Cos., Inc.	208,500	8,527,650

Office Depot, Inc. †	1,764,565	6,828,867

OfficeMax, Inc.	122,300	1,251,129

Sears Hometown and Outlet Stores, Inc. † S	25,273	1,104,936

Tile Shop Holdings, Inc. †	51,399	1,488,515

		30,914,884
Textiles, apparel, and luxury goods (0.5%)
Michael Kors Holdings, Ltd. (Hong Kong) †	58,500	3,628,170

		3,628,170
Thrifts and mortgage finance (0.2%)
Radian Group, Inc. S	123,100	1,430,422

		1,430,422
Tobacco (1.5%)
Japan Tobacco, Inc. (Japan)	100,300	3,544,949

Philip Morris International, Inc.	100,031	8,664,684

		12,209,633
Trading companies and distributors (0.7%)
HD Supply Holdings, Inc. †	87,400	1,642,246

Mitsubishi Corp. (Japan)	108,100	1,852,000

Rexel SA (France) †	91,154	2,049,982

		5,544,228
Transportation infrastructure (0.1%)
Beijing Capital International Airport Co., Ltd. (China)	1,210,000	787,321

		787,321

Total common stocks (cost $594,547,186)		$740,656,674

WARRANTS (2.5%)* †	Expiration date	Strike price	Warrants	Value

Bank of America Corp. W	10/28/18	$30.79	4,140,161	$3,187,924

Citigroup, Inc.	1/4/19	106.10	3,928,594	3,087,875

General Motors Co.	7/10/19	18.33	54,556	891,991

Hartford Financial Services
Group, Inc. (The) W	6/26/19	9.79	102,425	2,243,108

JPMorgan Chase & Co. W	10/28/18	42.42	214,645	3,348,462

Matahari Department Store
144A (Indonesia)	3/25/16	0.00	1,386,500	1,620,498

Wells Fargo & Co. W	10/28/18	34.01	409,586	5,599,041

Total warrants (cost $17,097,139)				$19,978,899

PURCHASED EQUITY OPTIONS	Expiration date/	Contract
OUTSTANDING (1.6%)*	strike price	amount	Value

Actavis, Inc. (Call)	Jul-13/$86.00	60,447	$2,432,013

Apple, Inc. (Call)	Aug-13/450.00	64,584	131,106

Apple, Inc. (Call)	Jul-13/470.00	126,614	64,933

Apple, Inc. (Call)	Jul-13/460.00	72,550	13,618

Apple, Inc. (Call)	Jul-13/470.00	54,196	6,831

Apple, Inc. (Call)	Jul-13/480.00	70,938	5,679

Apple, Inc. (Call)	Jul-13/480.00	42,748	3,422

Apple, Inc. (Call)	Jul-13/480.00	40,728	3,261

Apple, Inc. (Call)	Jul-13/500.00	55,988	1,984

Apple, Inc. (Call)	Jul-13/500.00	39,153	1,387

Apple, Inc. (Call)	Jul-13/470.00	43,300	866

Assured Guaranty, Ltd. (Call)	Jul-13/20.00	266,146	582,202

Best Buy Co., Inc. (Call)	Jul-13/21.00	97,394	619,202

Computer Sciences Corp. (Call)	Jul-13/37.00	67,230	455,176

DIRECTV (Call)	Dec-13/67.50	129,144	312,528

DIRECTV (Call)	Dec-13/75.00	324,183	257,366

DIRECTV (Call)	Dec-13/77.50	129,144	71,029

Euro Stoxx 50 Price EUR Index (Call)	Aug-13/2,750.00	6,858	167,523

Euro Stoxx 50 Price EUR Index (Call)	Aug-13/2,650.00	10,305	92,419

Euro Stoxx 50 Price EUR Index (Call)	Aug-13/2,700.00	9,533	86,612

Euro Stoxx 50 Price EUR Index (Call)	Aug-13/2,800.00	5,787	78,867

Euro Stoxx 50 Price EUR Index (Call)	Jul-13/2,900.00	4,496	866

Hartford Financial Services
Group, Inc. (Call)	Jul-13/22.00	152,343	1,359,008

Herbalife, Ltd. (Call)	Aug-13/55.00	394,698	122,171

Herbalife, Ltd. (Call)	Aug-13/65.00	349,005	105,173

Humana, Inc. (Call)	Jul-13/60.00	33,351	812,315

iShares MSCI Brazil Capped Index
Fund (Call)	Jul-13/52.00	461,232	2,832

iShares MSCI Brazil Capped Index
Fund (Call)	Jul-13/53.00	439,306	338

iShares MSCI Brazil Capped Index
Fund (Call)	Jul-13/60.00	756,165	135

iShares MSCI Brazil Capped Index
Fund (Call)	Jul-13/62.00	775,103	69

iShares MSCI Brazil Capped Index
Fund (Call)	Jul-13/58.00	775,103	16

iShares MSCI Emerging Markets Index
ETF (Call)	Aug-13/40.00	918,116	615,138

iShares MSCI Emerging Markets Index
ETF (Call)	Aug-13/42.00	2,755,106	523,470

iShares MSCI Emerging Markets Index
ETF (Call)	Aug-13/41.50	1,020,137	276,069

iShares MSCI Emerging Markets Index
ETF (Call)	Aug-13/41.00	1,020,641	142,890

iShares MSCI Emerging Markets Index
ETF (Call)	Jul-13/44.00	2,571,396	24,711

iShares MSCI Emerging Markets Index
ETF (Call)	Jul-13/42.00	484,809	22,529

Lam Research Corp. (Call)	Jul-13/40.00	58,191	263,256

SanDisk Corp. (Call)	Jul-13/35.00	33,281	868,405

SPDR S&P 500 ETF Trust (Call)	Aug-13/168.00	514,651	361,528

SPDR S&P 500 ETF Trust (Call)	Aug-13/165.00	367,430	66,137

SPDR S&P 500 ETF Trust (Call)	Jul-13/169.00	1,727,968	22,331

SPDR S&P 500 ETF Trust (Call)	Jul-13/170.00	1,098,616	5,618

SPDR S&P 500 ETF Trust (Call)	Jul-13/168.00	826,521	97,034

SPDR S&P 500 ETF Trust (Call)	Jul-13/168.00	2,528,008	75,009

SPDR S&P 500 ETF Trust (Call)	Jul-13/168.00	574,110	17,034

6 Putnam VT Voyager Fund

PURCHASED EQUITY OPTIONS	Expiration date/	Contract
OUTSTANDING (1.6%)* cont.	strike price	amount	Value

SPDR S&P 500 ETF Trust (Call)	Jul-13/$167.00	466,546	$7,278

SPDR S&P 500 ETF Trust (Call)	Jul-13/169.00	435,867	5,633

SPDR S&P 500 ETF Trust (Call)	Jul-13/171.00	466,546	2,333

SPDR S&P 500 ETF Trust (Put)	Jul-13/155.00	360,336	422,502

Xerox Corp. (Call)	Jul-13/6.00	256,843	788,434

Total purchased equity options outstanding (cost $14,612,817)			$12,398,286

INVESTMENT COMPANIES (0.7%)*	Shares	Value

CSOP FTSE China A50 ETF (China) †	532,400	$605,569

iShares Dow Jones U.S. Home Construction Index Fund S	114,400	2,560,272

iShares FTSE A50 China Index ETF (China) S	653,600	754,316

SPDR S&P Homebuilders ETF S	60,500	1,779,910

Total investment companies (cost $4,823,601)		$5,700,067

U.S. TREASURY OBLIGATIONS (0.4%)*	Principal amount	Value

U.S. Treasury Notes
4 1/4s, August 15, 2015 [i]	$543,000	$595,769
1/4s, May 15, 2015 [i]	958,000	956,697
1/4s, September 15, 2015 [i]	958,000	954,839
1/4s, July 15, 2015 [i]	671,000	669,900
1/4s, February 28, 2014 [i]	321,000	321,508

Total U.S. treasury obligations (cost $3,498,713)		$3,498,713

CONVERTIBLE PREFERRED STOCKS (0.3%)*	Shares	Value

Unisys Corp. Ser. A, 6.25% cv. pfd.	41,204	$2,567,524

Total convertible preferred stocks (cost $2,999,889)		$2,567,524

SHORT-TERM INVESTMENTS (9.5%)*	Principal amount/shares	Value

U.S. Treasury Bills with effective yields ranging
from 0.15% to 0.16%, July 25, 2013	$930,000	$929,904

U.S. Treasury Bills zero %, May 29, 2014 [i]	110,000	109,857

U.S. Treasury Bills zero %, May 1, 2014 [i]	252,000	251,698

U.S. Treasury Bills zero %, December 12, 2013 [i]	110,000	109,956

Putnam Cash Collateral Pool, LLC 0.15% [d]	65,228,600	65,228,600

Putnam Short Term Investment Fund 0.03% L	4,860,642	4,860,642

SSgA Prime Money Market Fund 0.03% P	4,133,600	4,133,600

Total short-term investments (cost $75,624,257)		$75,624,257

Total investments (cost $713,203,602)		$860,424,420

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

ETF Exchange Traded Fund

GDR Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

SPDR S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2013 through June 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $792,247,321.

† Non-income-producing security.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W Warrants issued to the U.S. Treasury under the Troubled Asset Relief Program (TARP).

At the close of the reporting period, the fund maintained liquid assets totaling $11,939,854 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 6/30/13 (aggregate face value $60,187,720) (Unaudited)
		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	appreciation

Credit Suisse International

	Euro	Sell	9/18/13	$23,345,217	$23,504,914	$159,697

	Japanese Yen	Sell	8/22/13	19,700,621	20,090,383	389,762

UBS AG

	British Pound	Sell	9/18/13	16,452,091	16,592,423	140,332

Total						$689,791

Putnam VT Voyager Fund 7

WRITTEN EQUITY OPTIONS
OUTSTANDING at 6/30/13
(premiums received $3,155,020)	Expiration date/	Contract
(Unaudited)	strike price	amount	Value

Apple, Inc. (Call)	Aug-13/$470.00	64,584	$48,438

Apple, Inc. (Call)	Jul-13/490.00	126,614	34,186

Apple, Inc. (Call)	Jul-13/480.00	72,550	5,808

Apple, Inc. (Call)	Jul-13/490.00	54,196	2,846

Apple, Inc. (Call)	Jul-13/500.00	70,938	2,513

Apple, Inc. (Call)	Jul-13/500.00	42,748	1,515

Apple, Inc. (Call)	Jul-13/500.00	40,728	1,443

Apple, Inc. (Call)	Jul-13/520.00	55,988	1,222

Apple, Inc. (Call)	Jul-13/520.00	39,153	855

Assured Guaranty, Ltd. (Call)	Jul-13/22.00	266,146	179,138

DIRECTV (Call)	Dec-13/72.50	258,288	309,946

DIRECTV (Call)	Dec-13/80.00	324,183	121,860

Euro Stoxx 50 Price EUR Index (Call)	Aug-13/2,850.00	6,858	46,240

Euro Stoxx 50 Price EUR Index (Call)	Aug-13/2,900.00	5,787	17,777

Euro Stoxx 50 Price EUR Index (Call)	Jul-13/3,000.00	4,496	458

Herbalife, Ltd. (Call)	Aug-13/70.00	349,005	55,841

iShares MSCI Brazil Capped Index
Fund (Call)	Jul-13/54.00	439,306	1,041

iShares MSCI Brazil Capped Index
Fund (Call)	Jul-13/53.00	461,232	355

iShares MSCI Brazil Capped Index
Fund (Call)	Jul-13/60.00	1,550,206	276

WRITTEN EQUITY OPTIONS
OUTSTANDING at 6/30/13
(premiums received $3,155,020)	Expiration date/	Contract
(Unaudited) cont.	strike price	amount	Value

iShares MSCI Brazil Capped Index
Fund (Call)	Jul-13/$62.00	756,165	$76

iShares MSCI Emerging Markets Index
ETF (Call)	Aug-13/41.00	1,836,232	679,406

iShares MSCI Emerging Markets Index
ETF (Call)	Aug-13/42.50	1,020,137	122,365

iShares MSCI Emerging Markets Index
ETF (Call)	Aug-13/44.00	1,836,990	79,082

iShares MSCI Emerging Markets Index
ETF (Call)	Jul-13/45.00	2,571,396	14,811

iShares MSCI Emerging Markets Index
ETF (Call)	Jul-13/43.00	484,809	5,307

SPDR S&P 500 ETF Trust (Call)	Aug-13/170.00	514,651	197,586

SPDR S&P 500 ETF Trust (Call)	Jul-13/170.00	826,521	26,961

SPDR S&P 500 ETF Trust (Call)	Jul-13/169.00	2,528,008	32,669

SPDR S&P 500 ETF Trust (Call)	Jul-13/169.00	933,092	12,058

SPDR S&P 500 ETF Trust (Call)	Jul-13/170.00	1,727,968	8,837

SPDR S&P 500 ETF Trust (Call)	Jul-13/169.00	574,110	7,419

SPDR S&P 500 ETF Trust (Call)	Jul-13/170.00	435,867	2,229

SPDR S&P 500 ETF Trust (Call)	Jul-13/171.00	1,098,616	2,003

SPDR S&P 500 ETF Trust (Put)	Jul-13/153.00	360,336	258,938

Total			$2,281,505

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/13 (Unaudited)
			Fixed payments	Total return
Swap counterparty/		Termination	received (paid) by	received by or	Unrealized
Notional amount		date	fund per annum	paid by fund	appreciation

Bank of America N.A.
baskets	56,985	2/25/14	(3 month USD-LIBOR-BBA	A basket (MLPPSEMI) of	$1,125,954
			plus 0.18%)	common stocks

Barclays Bank PLC
baskets	24,117	1/27/14	(3 month USD-LIBOR-BBA	A basket (BCSU115) of	36,292
			plus 0.15%)	common stocks

Total					$1,162,246

8 Putnam VT Voyager Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$108,419,926	$23,199,953	$—

Consumer staples	24,261,265	3,544,949	—

Energy	56,026,985	11,450,299	—

Financials	68,729,494	10,478,202	—

Health care	88,251,624	—	—

Industrials	51,159,809	16,869,646	—

Information technology	217,352,320	7,495,378	—

Materials	46,763,449	6,653,375	—

Total common stocks	660,964,872	79,691,802	—

Convertible preferred stocks	—	2,567,524	—

Investment companies	4,340,182	1,359,885	—

Purchased equity options outstanding	—	12,398,286	—

U.S. Treasury obligations	—	3,498,713	—

Warrants	18,358,401	1,620,498	—

Short-term investments	8,994,242	66,630,015	—

Totals by level	$692,657,697	$167,766,723	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$689,791	$—

Written equity options outstanding	—	(2,281,505)	—

Total return swap contracts	—	1,162,246	—

Totals by level	$—	$(429,468)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT Voyager Fund 9

Statement of assets and liabilities
6/30/13 (Unaudited)

Assets

Investment in securities, at value, including $63,378,022 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $643,114,360)	$790,335,178

Affiliated issuers (identified cost $70,089,242) (Notes 1 and 6)	70,089,242

Foreign currency (cost $64,037) (Note 1)	64,037

Dividends, interest and other receivables	1,106,396

Receivable for shares of the fund sold	24,339

Receivable for investments sold	10,547,092

Unrealized appreciation on forward currency contracts (Note 1)	689,791

Unrealized appreciation on OTC swap contracts (Note 1)	1,162,246

Total assets	874,018,321

Liabilities

Payable to custodian	4,392

Payable for investments purchased	4,713,237

Payable for shares of the fund repurchased	469,259

Payable for compensation of Manager (Note 2)	371,544

Payable for custodian fees (Note 2)	28,431

Payable for investor servicing fees (Note 2)	18,649

Payable for Trustee compensation and expenses (Note 2)	414,920

Payable for administrative services (Note 2)	1,454

Payable for distribution fees (Note 2)	39,711

Written options outstanding, at value (premiums $3,155,020) (Notes 1 and 3)	2,281,505

Collateral on securities loaned, at value (Note 1)	65,228,600

Collateral on certain derivative contracts, at value (Note 1)	8,103,824

Other accrued expenses	95,474

Total liabilities	81,771,000

Net assets	$792,247,321

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$748,866,400

Undistributed net investment income (Note 1)	2,252,433

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(108,817,614)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	149,946,102

Total — Representing net assets applicable to capital shares outstanding	$792,247,321

Computation of net asset value Class IA

Net assets	$602,697,271

Number of shares outstanding	14,822,769

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$40.66

Computation of net asset value Class IB

Net assets	$189,550,050

Number of shares outstanding	4,697,476

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$40.35

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Voyager Fund

Statement of operations
Six months ended 6/30/13 (Unaudited)

Investment income

Dividends (net of foreign tax of $139,967)	$6,050,910

Interest (including interest income of $10,486 from investments in affiliated issuers) (Note 6)	11,625

Securities lending (Note 1)	398,740

Total investment income	6,461,275

Expenses

Compensation of Manager (Note 2)	2,232,991

Investor servicing fees (Note 2)	401,006

Custodian fees (Note 2)	39,979

Trustee compensation and expenses (Note 2)	34,031

Distribution fees (Note 2)	240,134

Administrative services (Note 2)	9,149

Other	147,551

Total expenses	3,104,841

Expense reduction (Note 2)	(96,759)

Net expenses	3,008,082

Net investment income	3,453,193

Net realized gain on investments (Notes 1 and 3)	62,555,165

Net realized gain on swap contracts (Note 1)	4,510,999

Net realized gain on foreign currency transactions (Note 1)	1,723,083

Net realized gain on written options (Notes 1 and 3)	10,763,315

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	789,194

Net unrealized appreciation of investments, swap contracts and written options during the period	10,729,754

Net gain on investments	91,071,510

Net increase in net assets resulting from operations	$94,524,703

Statement of changes in net assets

	Six months ended	Year ended
	6/30/13*	12/31/12

Increase (decrease) in net assets

Operations:

Net investment income	$3,453,193	$7,396,438

Net realized gain (loss) on investments and foreign currency transactions	79,552,562	(1,996,082)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	11,518,948	104,444,918

Net increase in net assets resulting from operations	94,524,703	109,845,274

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(6,611,831)	(2,406,724)

Class IB	(1,622,761)	(690,302)

Decrease from capital share transactions (Note 4)	(56,372,246)	(123,524,717)

Total increase (decrease) in net assets	29,917,865	(16,776,469)

Net assets:

Beginning of period	762,329,456	779,105,925

End of period (including undistributed net investment income of $2,252,433 and $7,033,832, respectively)	$792,247,321	$762,329,456

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT Voyager Fund 11

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non - recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/13†	$36.49	.18	4.42	4.60	(.43)	(.43)	—	$40.66	12.65*	$602,697	.36 *	.46*	74*

12/31/12	31.98	.35	4.30	4.65	(.14)	(.14)	—	36.49	14.51	576,803.72		.98	136

12/31/11	38.93	.21	(7.06)	(6.85)	(.10)	(.10)	—[e,j]	31.98	(17.64)	587,537.72		.58	164

12/31/10	32.61	.18	6.64	6.82	(.50)	(.50)	—	38.93	21.08	825,963.72		.51	182

12/31/09	20.14	.20	12.56	12.76	(.29)	(.29)	—	32.61	64.30	788,498.76		.81	202

12/31/08	31.99	.21	(11.98)[g,h]	(11.77)	(.08)	(.08)	—[e,i]	20.14	(36.87)[g]	566,749	.72f	.80[f]	119

Class IB

6/30/13†	$36.17	.13	4.38	4.51	(.33)	(.33)	—	$40.35	12.50*	$189,550	.48*	.34*	74*

12/31/12	31.77	.26	4.26	4.52	(.12)	(.12)	—	36.17	14.19	185,526.97		.72	136

12/31/11	38.66	.12	(7.01)	(6.89)	—	—	—[e,j]	31.77	(17.82)	191,569.97		.34	164

12/31/10	32.40	.09	6.60	6.69	(.43)	(.43)	—	38.66	20.80	257,459.97		.26	182

12/31/09	19.98	.14	12.49	12.63	(.21)	(.21)	—	32.40	63.90	255,847	1.01	.55	202

12/31/08	31.73	.14	(11.89)[g,h]	(11.75)	—	—	—[e,i]	19.98	(37.03)[g]	167,492	.97f	.54f	119

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and/or brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

f Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of less than 0.01% of average net assets.

g Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to $0.13 per share outstanding as of December 29, 2008. This payment resulted in an increase to total returns of 0.41% for the year ended December 31, 2008.

h Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Knight Securities, L.P. which amounted to $0.02 per share.

i Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC, which amounted to less than $0.01 per share based on the weighted average number of shares outstanding for the year ended December 31, 2008.

j Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

12 Putnam VT Voyager Fund

Notes to financial statements 6/30/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2013 through June 30, 2013.

Putnam VT Voyager Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of midsize and large U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward

Putnam VT Voyager Fund 13

currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $3,139,314 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $63,378,022 and the fund received cash collateral of $65,228,600.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation

14 Putnam VT Voyager Fund

on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2012, the fund had a capital loss carryover of $160,774,767 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$6,375,206	$—	$6,375,206	*

154,399,561	N/A	154,399,561	12/31/16

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $740,191,797, resulting in gross unrealized appreciation and depreciation of $154,333,857 and $34,101,234, respectively, or net unrealized appreciation of $120,232,623.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 39.5% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$304,173
Class IB	96,833

Total	$401,006

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $46 under the expense offset arrangements and by $96,713 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $584, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$240,134

Putnam VT Voyager Fund 15

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $563,298,996 and $619,378,376, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity	Written
	option number	equity option
	of contracts	premiums

Written options outstanding at the
beginning of the reporting period	4,099,306	$659,720

Options opened	64,384,283	19,707,309

Options exercised	—	—

Options expired	(39,484,416)	(14,435,647)

Options closed	(7,261,269)	(2,776,362)

Written options outstanding at the
end of the reporting period	21,737,904	$3,155,020

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/13		Year ended 12/31/12		Six months ended 6/30/13		Year ended 12/31/12

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	31,551	$1,249,923	52,102	$1,850,754	131,949	$5,203,214	530,221	$18,725,031

Shares issued in connection with
reinvestment of distributions	167,431	6,611,831	62,545	2,406,724	41,376	1,622,761	18,061	690,302

	198,982	7,861,754	114,647	4,257,478	173,325	6,825,975	548,282	19,415,333

Shares repurchased	(1,184,475)	(47,119,308)	(2,675,884)	(95,686,334)	(605,555)	(23,940,667)	(1,449,125)	(51,511,194)

Net decrease	(985,493)	$(39,257,554)	(2,561,237)	$(91,428,856)	(432,230)	$(17,114,692)	(900,843)	$(32,095,861)

Note 5 — Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased equity option contracts (number of contracts)	14,000,000

Written equity option contracts (number of contracts)	12,200,000

Forward currency contracts (contract amount)	$47,300,000

OTC total return swap contracts (notional)	$11,500,000

Warrants (number of warrants)	11,100,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$689,791	Payables	$—

Equity contracts	Investments, Receivables	33,539,431	Payables	2,281,505

Total		$34,229,222		$2,281,505

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging			Forward currency
instruments under ASC 815	Warrants	Options	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$1,822,316	$—	$1,822,316

Equity contracts	3,258,399	901,944	—	4,510,999	$8,671,342

Total	$3,258,399	$901,944	$1,822,316	$4,510,999	$10,493,658

16 Putnam VT Voyager Fund

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging			Forward currency
instruments under ASC 815	Warrants	Options	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$782,754	$—	$782,754

Equity contracts	3,809,087	(972,489)	—	849,512	$3,686,110

Total	$3,809,087	$(972,489)	$782,754	$849,512	$4,468,864

Note 6 — Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at the beginning				Market value at the end of
Name of affiliate	of the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Money Market Liquidity Fund*	$14,490,222	$63,525,448	$78,015,670	$4,555	$—

Putnam Short Term Investment Fund*	—	137,967,144	133,106,502	5,931	4,860,642

Totals	$14,490,222	$201,492,592	$211,122,172	$10,486	$4,860,642

*Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Putnam VT Voyager Fund 17

Note 8 — Offsetting of financial and derivative assets and liabilities

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs Bank USA	Goldman Sachs International	JPMorgan Chase Bank N.A.	UBS AG	Total

Assets:

OTC Total return swap contracts*#	$1,125,954	$36,292	$—	$—	$—	$—	$—	$—	$—	$1,162,246

Forward currency contracts#	—	—	—	549,459	—	—	—	—	140,332	689,791

Purchased equity options**#	1,984,037	3,831,499	1,490,073	1,473,235	582,287	—	2,447,896	2,832	586,427	12,398,286

Securities on loan**	—	—	—	—	—	63,378,022	—	—	—	63,378,022

Total Assets	$3,109,991	$3,867,791	$1,490,073	$2,022,694	$582,287	63,378,022	$2,447,896	$2,832	$726,759	$77,628,345

Liabilities:

OTC Total return swap contracts*#	—	—	—	—	—	—	—	—	—	—

Forward currency contracts#	—	—	—	—	—	—	—	—	—	—

Written equity options#	920,731	14,811	3,672	751,853	179,414	—	15,253	355	395,416	2,281,505

Total Liabilities	$920,731	$14,811	$3,672	$751,853	$179,414	$—	$15,253	$355	$395,416	$2,281,505

Total Financial and Derivative Net Assets	$2,189,260	$3,852,980	$1,486,401	$1,270,841	$402,873	$63,378,022	$2,432,643	$2,477	$331,343	$75,346,840

Total collateral received (pledged)##†	$2,189,260	$3,750,411	$495,813	$643,141	$275,000	$63,378,022	$2,371,120	$—	$125,053	$73,227,820

Net amount	$—	$102,569	$990,588	$627,700	$127,873	$—	$61,523	$2,477	$206,290	$2,119,020

* Excludes premiums. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

# Covered by master netting agreement.

## Any over-collateralization of total financial and derivative net assets is not shown.

† Additional collateral may be required from certain brokers based on individual agreements.

18 Putnam VT Voyager Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered certain administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an

Putnam VT Voyager Fund 19

appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their absolute gross returns with the returns of selected investment benchmarks or targeted annualized returns. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net

20 Putnam VT Voyager Fund

asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — Multi-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

3rd	4th	1st

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 251, 206 and 177 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees, while noting that your fund’s investment performance over the five-year period ended December 31, 2012 had been favorable, expressed concern about your fund’s fourth quartile performance over the three-year period then ended and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance over the three-year period was due in significant part to the fund’s poor performance in 2011, which Putnam Management largely attributed to an emphasis on cyclical companies (those whose performance tends to be tied to overall economic conditions) and a de-emphasis on mega-cap companies at a time when non-cyclicals and mega-cap companies broadly outperformed other market segments, combined with poor stock selection in the information technology, financials, and consumer discretionary sectors.

The Trustees also observed that, although the fund had not performed well in 2011, the fund ranked in the first quartile for the five-year period ended December 31, 2012 and that Putnam Management remained confident in the portfolio manager and his investment process. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Putnam VT Voyager Fund 21

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees	John A. Hill
Putnam Investment	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair	Paul L. Joskow
Management, LLC	Mailing address:	Liaquat Ahamed	Kenneth R. Leibler
One Post Office Square	P.O. Box 8383	Ravi Akhoury	Robert E. Patterson
Boston, MA 02109	Boston, MA 02266-8383	Barbara M. Baumann	George Putnam, III
	1-800-225-1581	Charles B. Curtis	Robert L. Reynolds
Investment Sub-Manager		Robert J. Darretta	W. Thomas Stephens
Putnam Investments Limited	Custodian	Katinka Domotorffy
57–59 St James’s Street	State Street Bank and Trust
London, England SW1A 1LD	Company

Marketing Services	Legal Counsel	The fund’s Statement of Additional Information contains additional
Putnam Retail Management	Ropes & Gray LLP	information about the fund’s Trustees and is available without
One Post Office Square		charge upon request by calling 1-800-225-1581.
Boston, MA 02109

This report has been prepared for the shareholders
of Putnam VT Voyager Fund.	282478 8/13	H522

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 29, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 29, 2013